UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT
Multi-Cap Growth Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Long-term capital appreciation

Net asset value December 31, 2014

Class IA: $35.07	Class IB: $34.47

Total return at net asset value

			Russell 3000
(as of 12/31/14)*	Class IA shares†	Class IB shares‡	Growth Index

1 year	13.80%	13.49%	12.44%

5 years	107.76	105.17	109.01
Annualized	15.75	15.46	15.89

10 years	115.06	109.69	126.05
Annualized	7.96	7.69	8.50

Life	410.45	388.11	478.52
Annualized	8.21	7.98	8.90

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: May 2, 1994.

‡ Class inception date: April 30, 1998.

The Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Multi-Cap Growth Fund 1

Report from your fund’s manager

Could you tell us about the investing environment for the 12-month reporting period ended December 31, 2014?

The U.S. stock market had another solid year in 2014, posting its third consecutive double-digit annual return. For the most part, the market had limited volatility, but the start of 2014 and the closing months of the year brought some turbulence to U.S. stocks. The dominant theme for the period was energy — plummeting oil prices, severe weakness in energy stocks that are closely tied to the price of oil, and the resurgence of volatility in the broader market in response to these declines. Also, particularly in the final quarter of 2014, investors grew worried about global geopolitical tensions, the continued plunge in oil prices — which reached a five-year low in December — and slowing growth in Europe and China.

Can you provide examples of stocks or strategies that helped the portfolio’s relative performance for the period?

The fund delivered a positive return for the reporting period and modestly outperformed its benchmark, the Russell 3000 Growth Index. The top performer for the period was the stock of Micron Technology, a maker of semiconductor devices — primarily memory technology used in computing and mobile devices such as smartphones and tablets. A changing supply/demand environment in the memory semiconductor industry has given companies like Micron more pricing power. At the same time, Micron’s industry has consolidated, and today there are fewer companies competing for market share. Additionally, demand has blossomed as consumers seek more memory for their electronic devices.

Portfolio performance also benefited from our decision not to hold a position in technology giant IBM, a stock that underperformed as investors responded to its anemic growth prospects. We chose not to include IBM in the portfolio because it did not have the long-term growth profile we seek with our investment process. Instead, among the large companies in the technology sector, we focused on those that we believed offered more promising revenue growth potential.

Another highlight in the portfolio was the stock of Alibaba Group Holding, the China-based e-commerce company whose $25 billion initial public offering [IPO] was the largest in history. We had been researching and following Alibaba for a while, and our analysts’ extensive knowledge of the company in advance of the IPO proved beneficial. While the IPO was certainly profitable, we also remain optimistic about the company’s long-term growth potential. As with any technology company, we will need to monitor it closely, but Alibaba appeared to have a commanding position in the marketplace at the close of 2014. It is one of a handful of Internet leaders in China, with a diverse and impressive business model that appears poised to capitalize on the growth potential in a population of 1.3 billion people.

What are some holdings that detracted from relative portfolio returns?

The top detractor for the period was the stock of technology giant Google, which declined in large part due to decelerating top-line growth. Also, the company’s profit margins have been pressured, particularly in areas outside of search. Google remained in the portfolio at the close of the period, as we believe it continues to offer solid growth prospects over the longer term.

The stock of Melco Crown Entertainment, a casino developer and operator in Macao, China, also detracted from performance for the period. The gaming industry in China struggled considerably throughout 2014, as gaming traffic slowed. Slowing economic growth and a crackdown on corruption in China discouraged many from visiting casinos throughout the year.

Finally, plunging oil prices took their toll on portfolio holding QEP Resources, a gas and oil exploration and production company. At the close of the period, despite its recent weakness, we maintained a position in QEP, which we believe has a solid balance sheet, particularly after its recent sale of some pipeline assets.

What is your outlook as we begin 2015?

Heading into the new year, we believe one of the most significant issues is the relative performance of economies around the world. While it appears that the United States has achieved a self-sustaining recovery in its economy, weakness in other regions could have a negative effect on global financial markets in the year ahead.

In the United States, it appears that we have a healing housing market, a brighter employment picture, and improving investor sentiment, particularly as oil price declines have put more money in U.S. consumers’ pockets. All these factors could contribute to the performance of U.S. stocks in the coming months. Overseas, however, the outlook is not as optimistic. China’s economic growth is undeniably weaker than had been previously expected, while Europe’s economy has flatlined and is flirting with a recession and deflation. These conditions bear monitoring, along with the anticipated hike in short-term interest rates in the United States sometime in 2015.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Robert M. Brookby joined Putnam in 2008 and has been in the investment industry since 1999.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Multi-Cap Growth Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/13*	0.72%	0.97%

Annualized expense ratio for the
six-month period ended 12/31/14†	0.69%	0.94%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.58	$4.88	$3.52	$4.79

Ending value
(after expenses)	$1,059.20	$1,057.70	$1,021.73	$1,020.47

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Multi-Cap Growth Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Multi-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Multi-Cap Growth Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2015

4 Putnam VT Multi-Cap Growth Fund

The fund’s portfolio 12/31/14

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (4.5%)
General Dynamics Corp.	56,500	$7,775,530

Honeywell International, Inc.	154,300	15,417,656

Rockwell Collins, Inc.	46,500	3,928,320

United Technologies Corp.	75,700	8,705,500

		35,827,006
Air freight and logistics (0.4%)
United Parcel Service, Inc. Class B	24,800	2,757,016

		2,757,016
Airlines (0.9%)
Spirit Airlines, Inc. †	98,300	7,429,514

		7,429,514
Banks (1.4%)
Bank of America Corp.	241,100	4,313,279

Bank of Ireland (Ireland) †	4,332,124	1,615,239

PacWest Bancorp S	106,100	4,823,306

		10,751,824
Beverages (1.1%)
Monster Beverage Corp. †	19,800	2,145,330

PepsiCo, Inc.	70,200	6,638,112

		8,783,442
Biotechnology (6.3%)
Alkermes PLC †	57,200	3,349,632

AMAG Pharmaceuticals, Inc. †	66,500	2,834,230

Biogen Idec, Inc. †	19,700	6,687,165

BioMarin Pharmaceutical, Inc. †	34,400	3,109,760

Celgene Corp. † S	106,422	11,904,365

Dynavax Technologies Corp. † S	76,760	1,294,174

Gilead Sciences, Inc. †	176,607	16,646,976

Inovio Pharmaceuticals, Inc. † S	79,800	732,564

Neuralstem, Inc. † S	495,139	1,346,778

Vertex Pharmaceuticals, Inc. †	13,492	1,602,850

		49,508,494
Building products (0.5%)
Assa Abloy AB Class B (Sweden)	59,025	3,119,288

Fortune Brands Home & Security, Inc.	26,000	1,177,020

		4,296,308
Capital markets (1.4%)
Charles Schwab Corp. (The)	245,400	7,408,626

KKR & Co. LP	145,900	3,386,339

		10,794,965
Chemicals (3.7%)
Air Products & Chemicals, Inc.	13,700	1,975,951

Axalta Coating Systems, Ltd. †	64,200	1,670,484

Axiall Corp.	98,500	4,183,295

Chemtura Corp. † S	180,300	4,458,819

Huntsman Corp.	161,200	3,672,136

Monsanto Co.	47,800	5,710,666

Symrise AG (Germany)	70,778	4,292,256

W.R. Grace & Co. †	29,300	2,794,927

		28,758,534
Commercial services and supplies (1.0%)
KAR Auction Services, Inc.	100,549	3,484,023

MiX Telematics, Ltd. ADR (South Africa) †	56,921	369,987

Tyco International PLC	91,700	4,021,962

		7,875,972
Communications equipment (0.3%)
QUALCOMM, Inc.	30,917	2,298,061

		2,298,061
Consumer finance (0.7%)
American Express Co.	62,700	5,833,608

		5,833,608

COMMON STOCKS (98.3%)* cont.	Shares	Value

Containers and packaging (0.8%)
Packaging Corp. of America	41,500	$3,239,075

Sealed Air Corp.	80,371	3,410,142

		6,649,217
Diversified consumer services (0.2%)
Bright Horizons Family Solutions, Inc. †	36,464	1,714,173

		1,714,173
Diversified financial services (0.7%)
CME Group, Inc.	60,300	5,345,595

		5,345,595
Diversified telecommunication services (0.1%)
Iridium Communications, Inc. † S	84,669	825,523

		825,523
Electrical equipment (0.7%)
AMETEK, Inc.	52,950	2,786,759

Eaton Corp PLC	41,600	2,827,136

		5,613,895
Electronic equipment, instruments, and components (1.8%)
Anixter International, Inc.	52,356	4,631,412

Hollysys Automation Technologies, Ltd. (China) †	131,400	3,210,102

Keysight Technologies, Inc. †	80,400	2,715,108

SYNNEX Corp. S	49,100	3,837,656

		14,394,278
Energy equipment and services (1.5%)
Baker Hughes, Inc.	75,100	4,210,857

Dril-Quip, Inc. †	32,400	2,486,052

Oceaneering International, Inc.	20,200	1,187,962

Schlumberger, Ltd.	32,400	2,767,284

Weatherford International PLC †	81,800	936,610

		11,588,765
Food and staples retail (2.3%)
Costco Wholesale Corp.	31,200	4,422,600

CVS Health Corp.	126,800	12,212,108

Diplomat Pharmacy, Inc. † S	50,760	1,389,301

		18,024,009
Food products (1.2%)
Freshpet, Inc. † S	56,745	968,070

Keurig Green Mountain, Inc.	23,000	3,045,085

Mead Johnson Nutrition Co.	43,278	4,351,170

Pinnacle Foods, Inc.	35,806	1,263,952

		9,628,277
Health-care equipment and supplies (4.0%)
AtriCure, Inc. †	49,654	991,094

Becton Dickinson and Co.	28,800	4,007,808

Boston Scientific Corp. †	240,300	3,183,975

Cooper Cos., Inc. (The)	24,700	4,003,623

GenMark Diagnostics, Inc. † S	178,920	2,435,101

Medtronic, Inc.	107,400	7,754,280

Spectranetics Corp. (The) † S	112,500	3,890,250

Zimmer Holdings, Inc.	44,700	5,069,874

		31,336,005
Health-care providers and services (0.9%)
AAC Holdings, Inc. † S	108,305	3,348,791

Premier, Inc. Class A †	105,138	3,525,277

		6,874,068
Health-care technology (0.3%)
Castlight Health, Inc. Class B † S	50,200	587,340

Medidata Solutions, Inc. † S	28,600	1,365,650

		1,952,990
Hotels, restaurants, and leisure (4.2%)
Bloomin’ Brands, Inc. †	147,009	3,639,943

Dunkin’ Brands Group, Inc.	54,400	2,320,160

Hilton Worldwide Holdings, Inc. †	398,499	10,396,839

Intrawest Resorts Holdings, Inc. †	73,421	876,647

Putnam VT Multi-Cap Growth Fund 5

COMMON STOCKS (98.3%)* cont.	Shares	Value

Hotels, restaurants, and leisure cont.
Melco Crown Entertainment, Ltd. ADR
(Hong Kong) S	234,500	$5,956,300

Wyndham Worldwide Corp.	115,033	9,865,230

		33,055,119
Household durables (2.3%)
Panasonic Corp. (Japan)	335,900	3,946,379

PulteGroup, Inc.	324,300	6,959,478

Whirlpool Corp.	36,600	7,090,884

		17,996,741
Household products (0.3%)
Colgate-Palmolive Co.	28,400	1,964,996

		1,964,996
Independent power and renewable electricity producers (0.6%)
Calpine Corp. †	203,358	4,500,313

		4,500,313
Industrial conglomerates (0.7%)
Siemens AG (Germany)	47,943	5,437,226

		5,437,226
Insurance (1.2%)
American International Group, Inc.	43,400	2,430,834

Hartford Financial Services Group, Inc. (The)	101,200	4,219,028

Prudential PLC (United Kingdom)	132,210	3,042,437

		9,692,299
Internet and catalog retail (2.8%)
Amazon.com, Inc. †	23,995	7,446,848

FabFurnish GmbH (acquired 8/2/13,
cost $15) (Private) (Brazil) † ∆∆ F	11	10

Global Fashion Holding SA (acquired 8/2/13,
cost $702,128) (Private) (Brazil) † ∆∆ F	16,574	416,628

Groupon, Inc. † S	210,700	1,740,382

HSN, Inc.	3,873	294,348

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $15) (Private) (Brazil) † ∆∆ F	11	10

New Middle East Other Assets GmbH (acquired
8/2/13, cost $5) (Private) (Brazil) † ∆∆ F	4	4

Priceline Group, Inc. (The) †	9,685	11,042,934

Zalando SE (acquired 9/30/13,
cost $1,255,524) (Private) (Germany) † ∆∆ F	52,360	1,454,071

		22,395,235
Internet software and services (8.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	54,297	5,643,630

AOL, Inc. †	44,200	2,040,714

Baidu, Inc. ADR (China) †	21,300	4,855,761

Facebook, Inc. Class A †	292,900	22,852,058

Google, Inc. Class A †	28,682	15,220,390

Google, Inc. Class C †	31,082	16,361,565

Twitter, Inc. †	49,400	1,771,978

		68,746,096
IT Services (1.8%)
Visa, Inc. Class A	54,200	14,211,240

		14,211,240
Life sciences tools and services (0.9%)
Agilent Technologies, Inc.	106,800	4,372,392

Thermo Fisher Scientific, Inc.	22,661	2,839,197

		7,211,589
Machinery (1.5%)
KION Group AG (Germany)	12,341	473,754

Middleby Corp. (The) †	46,900	4,647,790

Pall Corp.	42,900	4,341,909

Wabtec Corp.	27,000	2,346,030

		11,809,483
Marine (0.3%)
Kirby Corp. †	32,500	2,624,050

		2,624,050

COMMON STOCKS (98.3%)* cont.	Shares	Value

Media (3.4%)
Charter Communications, Inc. Class A †	19,400	$3,232,428

Comcast Corp. Class A	144,282	8,369,799

DISH Network Corp. Class A †	36,300	2,645,907

Liberty Global PLC Ser. C (United Kingdom)	45,500	2,198,105

Liberty Global PLC Ser. A (United Kingdom) †	43,700	2,193,959

Live Nation Entertainment, Inc. †	314,300	8,206,373

		26,846,571
Metals and mining (0.4%)
Constellium NV Class A (Netherlands) †	99,279	1,631,154

Reliance Steel & Aluminum Co.	27,100	1,660,417

		3,291,571
Oil, gas, and consumable fuels (3.6%)
Cabot Oil & Gas Corp.	112,800	3,340,008

EOG Resources, Inc.	65,200	6,002,964

EP Energy Corp. Class A † S	161,800	1,689,192

Gaztransport Et Technigaz SA (France)	66,277	3,914,232

Gulfport Energy Corp. †	73,300	3,059,542

JP Energy Partners LP †	95,795	1,171,573

QEP Resources, Inc.	142,200	2,875,284

Scorpio Tankers, Inc. S	231,082	2,008,103

Suncor Energy, Inc. (Canada)	101,246	3,215,680

Whiting Petroleum Corp. †	43,118	1,422,894

		28,699,472
Personal products (1.4%)
Coty, Inc. Class A †	218,993	4,524,395

Estee Lauder Cos., Inc. (The) Class A	84,900	6,469,380

		10,993,775
Pharmaceuticals (5.6%)
AbbVie, Inc.	77,400	5,065,056

Actavis PLC †	68,400	17,606,844

AstraZeneca PLC ADR (United Kingdom)	37,100	2,611,098

Bristol-Myers Squibb Co.	104,400	6,162,732

Cardiome Pharma Corp. (Canada) †	130,400	1,206,200

Jazz Pharmaceuticals PLC † S	41,148	6,737,162

Mylan, Inc. †	69,300	3,906,441

Salix Pharmaceuticals, Ltd. † S	7,900	908,026

		44,203,559
Professional services (0.2%)
TrueBlue, Inc. †	73,400	1,633,150

		1,633,150
Real estate investment trusts (REITs) (0.3%)
American Tower Corp. R	26,723	2,641,569

		2,641,569
Real estate management and development (0.5%)
RE/MAX Holdings, Inc. Class A	108,451	3,714,447

		3,714,447
Road and rail (2.5%)
Genesee & Wyoming, Inc. Class A †	24,986	2,246,741

Old Dominion Freight Line, Inc. †	41,300	3,206,532

Union Pacific Corp.	121,200	14,438,556

		19,891,829
Semiconductors and semiconductor equipment (3.4%)
Broadcom Corp. Class A	46,800	2,027,844

Freescale Semiconductor, Ltd. †	79,570	2,007,551

Lam Research Corp.	70,053	5,558,005

Maxim Integrated Products, Inc.	124,000	3,951,880

Micron Technology, Inc. †	299,767	10,494,843

Skyworks Solutions, Inc.	36,700	2,668,457

		26,708,580
Software (4.8%)
Activision Blizzard, Inc.	202,400	4,078,360

Cadence Design Systems, Inc. † S	163,400	3,099,698

Microsoft Corp.	192,000	8,918,400

6 Putnam VT Multi-Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Software cont.
Oracle Corp.	132,850	$5,974,265

Red Hat, Inc. †	96,400	6,665,096

SS&C Technologies Holdings, Inc.	55,604	3,252,278

TiVo, Inc. †	473,347	5,604,428

		37,592,525
Specialty retail (2.3%)
Five Below, Inc. † S	75,218	3,071,151

Gap, Inc. (The)	64,600	2,720,306

Home Depot, Inc. (The)	64,900	6,812,553

TJX Cos., Inc. (The)	77,704	5,328,940

		17,932,950
Technology hardware, storage, and peripherals (5.5%)
Apple, Inc.	287,272	31,709,083

EMC Corp.	104,400	3,104,856

SanDisk Corp.	60,573	5,934,943

Western Digital Corp.	21,700	2,402,190

		43,151,072
Textiles, apparel, and luxury goods (2.0%)
Michael Kors Holdings, Ltd. †	55,000	4,130,500

NIKE, Inc. Class B	76,600	7,365,090

Tumi Holdings, Inc. † S	184,700	4,382,931

		15,878,521
Wireless telecommunication services (0.4%)
Vodafone Group PLC ADR (United Kingdom)	83,254	2,844,782

		2,844,782

Total common stocks (cost $625,201,164)		$774,530,299

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	359,195	$312,500

Neuralstem, Inc. Ser. J
(acquired 1/3/14,
cost $—) ∆∆ F	1/3/19	3.64	146,170	—

Total warrants (cost $362,787)				$312,500

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 3/4s, February 28, 2018 [i]	$113,000	$111,717

Total U.S. Treasury obligations (cost $111,717)		$111,717

		Principal
SHORT-TERM INVESTMENTS (9.5%)*	amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares	62,105,508	$62,105,508

Putnam Short Term Investment Fund 0.10% L	Shares	11,441,351	11,441,351

SSgA Prime Money Market Fund Class N 0.04% P	Shares	110,000	110,000

U.S. Treasury Bills with an effective yield
of 0.01%, January 22, 2015 ∆		$230,000	229,999

U.S. Treasury Bills with an effective yield
of 0.10%, January 8, 2015 ∆		720,000	719,986

U.S. Treasury Bills with an effective yield
of 0.09%, June 11, 2015 ∆		100,000	99,971

Total short-term investments (cost $74,706,805)			$74,706,815

Total investments (cost $700,382,473)			$849,661,331

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $788,276,246.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,870,723, or 0.2% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $492,734 to cover certain derivatives contracts and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Multi-Cap Growth Fund 7

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $23,646,588)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Japanese Yen	Sell	2/13/15	$3,516,110	$3,703,101	$186,991

JPMorgan Chase Bank N.A.

	Euro	Sell	3/18/15	10,309,299	10,493,293	183,994

State Street Bank and Trust Co.

	Japanese Yen	Sell	2/13/15	577,767	573,610	(4,157)

UBS AG

	Euro	Sell	3/18/15	8,598,853	8,876,584	277,731

Total						$644,559

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	18,930	$—	7/16/15	(3 month USD-LIBOR-BBA	A basket (JPCMPTMD)	$96,104
				plus 30 bp)	of common stocks

baskets	75,427	—	8/13/15	(3 month USD-LIBOR-BBA	A basket (JPCMPNET)	(775,225)
				plus 38 bp)	of common stocks

Total		$—				$(679,121)

8 Putnam VT Multi-Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$130,002,208	$3,946,379	$1,870,723

Consumer staples	49,394,499	—	—

Energy	36,374,005	3,914,232	—

Financials	44,116,631	4,657,676	—

Health care	141,086,705	—	—

Industrials	96,165,181	9,030,268	—

Information technology	207,101,852	—	—

Materials	34,407,066	4,292,256	—

Telecommunication services	3,670,305	—	—

Utilities	4,500,313	—	—

Total common stocks	746,818,765	25,840,811	1,870,723

U.S. Treasury obligations	—	111,717	—

Warrants	312,500	—	—

Short-term investments	11,551,351	63,155,464	—

Totals by level	$758,682,616	$89,107,992	$1,870,723

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$644,559	$—

Total return swap contracts	—	(679,121)	—

Totals by level	$—	$(34,562)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Growth Fund 9

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value, including $59,761,913 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $626,835,614)	$776,114,472

Affiliated issuers (identified cost $73,546,859) (Notes 1 and 5)	73,546,859

Foreign currency (cost $34) (Note 1)	34

Dividends, interest and other receivables	854,862

Receivable for shares of the fund sold	71,879

Receivable for investments sold	2,158,771

Unrealized appreciation on forward currency contracts (Note 1)	648,716

Unrealized appreciation on OTC swap contracts (Note 1)	96,104

Total assets	853,491,697

Liabilities

Payable to custodian	44,857

Payable for investments purchased	41,240

Payable for shares of the fund repurchased	926,527

Payable for compensation of Manager (Note 2)	366,731

Payable for custodian fees (Note 2)	10,672

Payable for investor servicing fees (Note 2)	45,590

Payable for Trustee compensation and expenses (Note 2)	506,969

Payable for administrative services (Note 2)	5,331

Payable for distribution fees (Note 2)	40,175

Unrealized depreciation on OTC swap contracts (Note 1)	775,225

Unrealized depreciation on forward currency contracts (Note 1)	4,157

Collateral on securities loaned, at value (Note 1)	62,105,508

Collateral on certain derivative contracts, at value (Note 1)	221,717

Other accrued expenses	120,752

Total liabilities	65,215,451

Net assets	$788,276,246

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$625,936,462

Undistributed net investment income (Note 1)	4,645,888

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	8,449,662

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	149,244,234

Total — Representing net assets applicable to capital shares outstanding	$788,276,246

Computation of net asset value Class IA

Net assets	$599,173,298

Number of shares outstanding	17,086,589

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$35.07

Computation of net asset value Class IB

Net assets	$189,102,948

Number of shares outstanding	5,485,899

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$34.47

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Multi-Cap Growth Fund

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $95,092)	$10,147,993

Interest (including interest income of $6,471 from investments in affiliated issuers) (Note 5)	7,105

Securities lending (Note 1)	263,911

Total investment income	10,419,009

Expenses

Compensation of Manager (Note 2)	4,288,531

Investor servicing fees (Note 2)	779,497

Custodian fees (Note 2)	43,641

Trustee compensation and expenses (Note 2)	30,637

Distribution fees (Note 2)	470,106

Administrative services (Note 2)	19,702

Other	264,648

Total expenses	5,896,762

Expense reduction (Note 2)	(55,566)

Net expenses	5,841,196

Net investment income	4,577,813

Net realized gain on investments (Notes 1 and 3)	111,659,820

Net realized loss on swap contracts (Note 1)	(2,072,535)

Net realized gain on foreign currency transactions (Note 1)	1,572,383

Net realized gain on written options (Notes 1 and 3)	288,455

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	720,940

Net unrealized depreciation of investments and swap contracts during the year	(16,669,630)

Net gain on investments	95,499,433

Net increase in net assets resulting from operations	$100,077,246

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$4,577,813	$2,831,274

Net realized gain on investments and foreign currency transactions	111,448,123	155,053,655

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(15,948,690)	64,737,186

Net increase in net assets resulting from operations	100,077,246	222,622,115

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,092,615)	(4,046,676)

Class IB	(596,088)	(791,567)

Decrease from capital share transactions (Note 4)	(99,270,847)	(74,273,895)

Total increase (decrease) in net assets	(2,882,304)	143,509,977

Net assets:

Beginning of year	791,158,550	647,648,573

End of year (including undistributed net investment income of $4,645,888 and $3,172,531, respectively)	$788,276,246	$791,158,550

The accompanying notes are an integral part of these financial statements.

Putnam VT Multi-Cap Growth Fund 11

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$30.98	.21	4.05	4.26	(.17)	(.17)	—	$35.07	13.80	$599,173.70		.65	68

12/31/13	22.83	.12	8.22	8.34	(.19)	(.19)	—	30.98	36.74	599,841.72		.46	96

12/31/12	19.59	.16	3.19	3.35	(.11)	(.11)	—	22.83	17.09	503,221.72		.74	71

12/31/11	20.67	.10	(1.10)	(1.00)	(.08)	(.08)	— [e,f]	19.59	(4.88)	494,935.72		.48	47

12/31/10	17.34	.07	3.36	3.43	(.10)	(.10)	—	20.67	19.87	600,549.75		.38	86

Class IB

12/31/14	$30.47	.13	3.97	4.10	(.10)	(.10)	—	$34.47	13.49	$189,103.95		.40	68

12/31/13	22.45	.05	8.10	8.15	(.13)	(.13)	—	30.47	36.44	191,318.97		.21	96

12/31/12	19.27	.11	3.12	3.23	(.05)	(.05)	—	22.45	16.76	144,428.97		.49	71

12/31/11	20.35	.05	(1.08)	(1.03)	(.05)	(.05)	— [e,f]	19.27	(5.08)	147,615.97		.23	47

12/31/10	17.08	.02	3.31	3.33	(.06)	(.06)	—	20.35	19.56	192,569	1.00	.13	86

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Multi-Cap Growth Fund

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Multi-Cap Growth Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures

(ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and

Putnam VT Multi-Cap Growth Fund 13

withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $229,091 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $499,284 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $549,960 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $62,105,508 and the value of securities loaned amounted to $60,386,956. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

14 Putnam VT Multi-Cap Growth Fund

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, income on swap contracts and partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $584,247 to increase undistributed net investment income, $1,243 to decrease paid-in-capital and $583,004 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$169,660,470
Unrealized depreciation	(20,690,153)

Net unrealized appreciation	148,970,317
Undistributed ordinary income	4,611,313
Undistributed long-term gain	8,758,205

Cost for federal income tax purposes	$700,691,014

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 29.4% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$591,422
Class IB	188,075

Total	$779,497

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $55,566 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $443, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Putnam VT Multi-Cap Growth Fund 15

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$470,106

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$522,819,047	$623,721,338

U.S. government securities (Long-term)	—	—

Total	$522,819,047	$623,721,338

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	369,814	288,455

Options exercised	—	—

Options expired	(369,814)	(288,455)

Options closed	—	—

Written options outstanding at
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	190,210	$6,200,202	122,959	$3,281,153	299,594	$9,579,813	896,916	$23,664,017

Shares issued in connection with
reinvestment of distributions	99,345	3,092,615	164,165	4,046,676	19,442	596,088	32,588	791,567

	289,555	9,292,817	287,124	7,327,829	319,036	10,175,901	929,504	24,455,584

Shares repurchased	(2,563,277)	(83,170,769)	(2,968,060)	(77,927,786)	(1,112,298)	(35,568,796)	(1,082,771)	(28,129,522)

Net decrease	(2,273,722)	$(73,877,952)	(2,680,936)	$(70,599,957)	(793,262)	$(25,392,895)	(153,267)	$(3,673,938)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Short Term Investment Fund*	$12,615,305	$165,576,099	$166,750,053	$6,471	$11,441,351

Total	$12,615,305	$165,576,099	$166,750,053	$6,471	$11,441,351

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$—*

Forward currency contracts (contract amount)	$21,200,000

OTC total return swap contracts (notional)	$9,200,000

Warrants (number of warrants)	490,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

16 Putnam VT Multi-Cap Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$648,716	Payables	$4,157

Equity contracts	Investments, Receivables	408,604	Payables	775,225

Total		$1,057,320		$779,382

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$1,584,129	$—	$1,584,129

Equity contracts	(81,359)	—	(2,072,535)	$(2,153,894)

Total	$(81,359)	$1,584,129	$(2,072,535)	$(569,765)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$722,843	$—	$722,843

Equity contracts	79,023	—	(734,920)	$(655,897)

Total	$79,023	$722,843	$(734,920)	$66,946

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		JPMorgan Chase Bank	State Street Bank and
	Barclays Bank PLC	N.A.	Trust Co.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$96,104	$—	$—	$96,104

Forward currency contracts#	186,991	183,994	—	277,731	648,716

Total Assets	$186,991	$280,098	$—	$277,731	$744,820

Liabilities:

OTC Total return swap contracts*#	—	775,225	—	—	775,225

Forward currency contracts#	—	—	4,157	—	4,157

Total Liabilities	$—	$775,225	$4,157	$—	$779,382

Total Financial and Derivative Net Assets	$186,991	$(495,127)	$(4,157)	$277,731	$(34,562)

Total collateral received (pledged)† ##	$186,991	$(495,127)	$—	$229,091

Net amount	$—	$—	$(4,157)	$48,640

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Putnam VT Multi-Cap Growth Fund 17

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $9,634,026 as a capital gain dividend with respect to the taxable year ended December 31, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

23,058,392	1,070,925	1,665,831	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

18 Putnam VT Multi-Cap Growth Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Multi-Cap Growth Fund 19

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

20 Putnam VT Multi-Cap Growth Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Multi-Cap Growth Fund 21

This report has been prepared for the shareholders	H518
of Putnam VT Multi-Cap Growth Fund.	VTAN013 292428 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$40,559	$ —	$4,078	$ —
December 31, 2013	$42,092	$ —	$2,461	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,143 and $152,461 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015